EXHIBIT 10.2
                                                                    ------------

                                VOTING AGREEMENT

         This Voting Agreement (this "Agreement") is entered into this 23rd day of June, 2004, by and among Kinderhook Partners, LP (the "Purchaser"), ImproveNet, Inc. (the "Company") and the parties listed on the signature pages hereto (each individually, a "Shareholder" and collectively the "Shareholders").

                                    RECITALS
                                    --------

         A. Each Shareholder owns certain outstanding shares of the Common Stock of the Company;

         B. The Purchaser is purchasing, concurrently herewith, certain shares of Common Stock of the Company pursuant to a subscription agreement of even date herewith (the "Subscription Agreement");

         C. The Purchaser and the Shareholders wish to provide for certain representation rights on the Board of Directors of the Company and certain other rights in the manner set forth below.

                                    AGREEMENT
                                    ---------

         In consideration of the mutual covenants contained herein and the consummation of the sale and purchase of shares of Common Stock pursuant to the Subscription Agreement, and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Voting of Shares.

                  (a) So long as the Purchaser owns at least 50% of the shares of Common Stock initially purchased under the Subscription Agreement, then in any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting) Purchaser may designate a nominee to the Company's Board of Directors. Each Shareholder shall vote or cause to be voted all shares of stock now or hereafter owned by such Shareholder (the "Shares"), or over which he, she or it has voting control in favor of electing the one nominee designated by the Purchaser to the Company's Board of Directors.

                   (b) At any time that Purchaser may designate a nominee for election to the Company's Board of Directors as set forth in Section 1(a) above, Purchaser shall provide written notice to the Company at a time sufficiently prior to each such elections of directors of the Company for which Purchaser desires to have its nominee recommended for election, to allow the Company to properly place the name of the nominee for consideration at such election. The Company agrees to nominate and recommend for election as a director the individual designated pursuant to Section 1(a).

                  (c) If at any time the composition of the Board of the Directors does not reflect the terms of this Section 1, the Purchaser may give notice to the Company, and upon receipt of such notice the Company shall promptly take all action necessary or appropriate, including, without limitation, calling a special meeting of the stockholders of the Company and/or soliciting stockholder consents, to reconstitute the Board of Directors in accordance with the provisions hereof.

                  (d) In the event of the resignation, death, removal or disqualification of a director designated by the Purchaser, the Purchaser shall promptly nominate a new director and, after written notice of the nomination has been provided by the Company, the Shareholders and the Purchaser will vote their Shares entitled to vote thereon to elect such nominee to the Board of Directors.

         2. No Voting or Conflicting Agreements. No Purchaser or Shareholder shall enter into any stockholder agreements or arrangements of any kind with any person with respect to their Shares inconsistent with the provisions of this Agreement (whether or not such agreements and arrangements are with other stockholders of the Company that are not parties to this Agreement).

         3. Termination. This Agreement shall terminate in its entirety when the Purchaser no longer owns at least 50% of the shares of Common Stock initially purchased under the Subscription Agreement.

         4. No Revocation. The voting agreements contained herein are coupled with an interest and may not be revoked, except by an amendment to this Agreement.

         5. Transfers of Rights. Any transferee to which Shares are transferred by a Shareholder, whether voluntarily or by operation of law, shall be bound by the obligations imposed upon the transferor under this Agreement, and shall be entitled to the rights granted to the transferor under this Agreement, to the same extent as if such transferee were an original party to this Agreement in the same capacity as the transferor.

         6.       General.

                  (a) Severability. The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

                  (b) Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each party hereto shall be entitled to specific performance of the agreements and obligations of the Company and the Shareholders hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

                  (c) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof. The parties hereto agree to submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in the Southern District of New York with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Agreement.

                  (d) Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally, mailed by first class certified or registered mail, postage prepaid and return receipt requested, by facsimile or delivered by overnight delivery, addressed to a party at its address set forth on the signature pages hereto. Notices that are delivered personally shall be deemed received upon personal delivery, or if delivered by facsimile or by overnight delivery, one business day after being sent, or if by mail, three (3) business days after deposit in the United States mail.

                  (e) Complete Agreement; Amendments. No amendment, modification or termination of any provision of this Agreement shall be valid unless in writing and signed by (i) the Company, (ii) the holders of a majority of the voting power of the Shares then held by the Shareholders, and (iii) the holders of a majority of the voting power of the Shares then held by the Purchaser.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute one Agreement binding on all the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of the date set forth in the first paragraph hereof.


         COMPANY:

         IMPROVENET, INC.

         By: /s/ Jeffrey I. Rassas
             ---------------------------------

         Name: Jeffrey I. Rassas
               -------------------------------

         Title: CEO
                ------------------------------

         Address:
                  ----------------------------




         PURCHASER:

         KINDERHOOK PARTNERS, LP

         By: /s/ Tushar Shah
             ---------------------------------

         Name: Tushar Shah
               -------------------------------

         Title: Partner
                ------------------------------

         Address:
                  ----------------------------




         SHAREHOLDERS:

         HAYJOUR FAMILY LIMITED PARTNERSHIP,

         An Arizona Limited Partnership

         By: /s/ Jeffrey I. Rassas and
                 Debi Rassas
             ---------------------------------

         Name: Jeffrey I. Rassas and
               Debi Rassas
               -------------------------------

         Title: General Partner
                ------------------------------

         Address:
                  ----------------------------

         FARSI FAMILY TRUST

         By: /s/ Homayoon J. Farsi
             ---------------------------------

         Name: Homayoon J. Farsi
               -------------------------------

         Title: Trustee
                ------------------------------

         Address:
                  ----------------------------




         AHMAD FAMILY TRUST

         By: /s/ Naser Ahmad
             ---------------------------------

         Name: Naser Ahmad
               -------------------------------

         Title: Trustee
                ------------------------------

         Address:
                  ----------------------------